COMMON STOCK NUMBER A-	COMMON STOCK SHARES

[APAC LOGO]
APAC Customer Services, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS

THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF CHICAGO, IL OR NEW YORK, NY	CUSIP 00185E 10 6 See reverse for certain definitions

THIS CERTIFIES THAT

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $.01, OF

 APAC CUSTOMER SERVICES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Secretary	Chairman

APAC CUSTOMER SERVICES, INC.

CORPORATE SEAL OF ILLINOIS

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE INVESTOR SERVICES, LLC
TRANSFER AGENT AND REGISTRAR,
BY
AUTHORIZED SIGNATURE

APAC CUSTOMER SERVICES, INC.

   Upon written request, the Corporation will furnish to the holder hereof, without charge, a full statement of all the designations, preferences, qualifications, limitations, restrictions, and special or relative rights of the shares of each class of authorized capital stock; and the variations in the relative rights and preferences determined for each series; and the authority of the Board of Directors to fix and determine the relative rights and preferences of a subsequent series.

ASSIGNMENT

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—	.................. Custodian	..................
				(Cust)	(Minor)
TEN ENT	—	as tenants by the entireties		under Uniform Gifts to Minors
JT TEN	—	as joint tenants with right of
		survivorship and not as tenants		Act................................................
		in common		(State)
			UNIF TRF MIN ACT—	............. Custodian (until age ............)
(Cust)
...............under Uniform Transfers
(Minor)
to Minors Act...............................
(State)

Additional abbreviations may also be used though not in the above list.

   For Value Received,                hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address including postal zip code of assignee.)

Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________________ ________________________________________________________________________ Attorney

to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

  Dated: ____________________________

AFFIX MEDALLION SIGNATURE GUARANTEE IMPRINT BELOW

________________________________________________________
ABOVE SIGNATURE(S) TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK, TRUST COMPANY, SAVINGS ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.